UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Cambridgepark Drive
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617221-9059

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On March 29, 2022, Pyxis Oncology, Inc., or the Company, issued a press release providing corporate and financial update and reporting financial results for the full year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filings.

Item 8.01. Other Events.

The Company expects to hold its first annual meeting of stockholders (the “2022 Annual Meeting”) on Monday, June 13, 2022. A proxy statement with further information regarding the 2022 Annual Meeting will be distributed to stockholders prior to such meeting.

Deadline for Rule 14a-8 Stockholder Proposals

Under the Securities and Exchange Commission’s proxy rules, the Company has set the deadline for submission of proposals to be included in the proxy materials for the 2022 Annual Meeting as April 8, 2022. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, the proposal must be received by the Company at 35 Cambridgepark Drive, Cambridge, Massachusetts 02140, Attention: Corporate Secretary, on or before April 8, 2022, and comply with the procedures and requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

Advance Notice Deadline for Director Nominations and Other Stockholder Proposals

In accordance with the Company’s Bylaws, for director nominations or stockholder proposals to be brought before the 2022 Annual Meeting, other than Rule 14a-8 proposals described above, written notice must be received by the Company at 35 Cambridgepark Drive, Cambridge, Massachusetts 02140, Attention: Corporate Secretary no later than April 8, 2022. Such notices must also comply with the requirements of the Company’s Bylaws and other applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release dated March 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	March 29, 2022	By:	/s/ Pamela Connealy
Pamela Connealy Chief Financial Officer